Exhibit 10.1

AMENDMENT
TO
COURIER CORPORATION
SENIOR EXECUTIVE SEVERANCE PROGRAM
AS AMENDED AND RESTATED DECEMBER 5, 2005

A.                                   Pursuant to the powers and procedures for amendment of the Courier Corporation Senior Executive Severance Program, as Amended and Restated December 5, 2005, (the “Program”), described in Section 11 of the Program, the Board of Directors of Courier Corporation (the “Company”) hereby further amends the Program as follows:

1.                                       Section 6(a) is hereby amended by adding the following name and factor as the fifth name and factor listed in the chart thereof:

“R. Balakrishna      3.0”

B.                                     Except as amended herein, the Program is confirmed in all other respects.

C.                                     The effective date of this Amendment is March 14, 2007.

IN WITNESS WHEREOF, the Board has caused this Amendment to the Program to be duly executed on this 14th day of March, 2007.

COURIER CORPORATION

By:	s/Robert P. Story, Jr.